Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al. Case No. 08-12229 (MFW)
Reporting Period: 04-01-09 to 04-30-09

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Postpetition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	May 28, 2009
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan. Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
April 2009 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 03/31/2009	261,516,525	3,670,598,422	4,653	748,308	305,138,234	4,346,642	4,242,352,784	53,524,946	3,217,971	56,742,917	4,299,095,701

Receipts

Interest & investment returns	46,643	654,674	1	133	38,916	1,514,127	2,254,494	9,546	64,772	74,318	2,328,812
Tax Refunds						79,629	79,629			-	79,629
Reimbursements from WMB							-			-	-
Reimbursements/distributions from subs						55,000,000	55,000,000			-	55,000,000
Sales of Assets/Securities						2,500,000	2,500,000			-	2,500,000
Death benefit proceeds						1,049,753	1,049,753			-	1,049,753
Other miscellaneous receipts						60	60			-	60
Total Receipts	46,643	654,674	1	133	38,916	60,143,569	60,883,936	9,546	64,772	74,318	60,958,254

Transfers

Sweep to Money Market account					47,000,000	(47,000,000)	-			-	-
To new bank account							-			-	-
Total Transfers	-	-	-	-	47,000,000	(47,000,000)	-	-	-	-	-

Disbursements

Salaries and benefits						354,930	354,930			-	354,930
Travel and other expenses						27,972	27,972			-	27,972
Occupancy and supplies						144,270	144,270			-	144,270
Professional Fees						10,351,301	10,351,301			-	10,351,301
Other outside services						991,172	991,172			-	991,172
Bank fees						124,841	124,841			-	124,841
US Trustee Quarterly Fees						-	-			-	-
Directors fees						135,000	135,000			-	135,000
Miscellaneous Adjustments						-	-			-	-
Total Disbursements	-	-	-	-		12,129,487	12,129,487	-	-	-	12,129,487

Net Cash Flow	46,643	654,674	1	133	47,038,916	1,014,082	48,754,449	9,546	64,772	74,318	48,828,767

Cash - End of Month	261,563,168	3,671,253,096	4,654	748,441	352,177,150	5,360,724	4,291,107,233	53,534,492	3,282,743	56,817,235	4,347,924,468

GL Balance	261,563,168	3,671,253,096	4,654	748,441	352,177,150	5,360,724	4,291,107,233	53,534,492	3,282,743	56,817,235	4,347,924,468

Net value - Money Market accounts							322,188,074			217,207,715	539,395,789

Total Cash & Cash Equivalents							4,613,295,307			274,024,950	4,887,320,257

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
April 2009 Monthly Operating Report -- UNAUDITED
MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors' bank accounts is reconciled to monthly bank statements. The Debtors' standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Month Ended April 30, 2009

		Check		Amount Paid *		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	10/15/08 - 2/28/09	Wire	4/30/2009	$1,190,135.65	$21,930.30	$3,768,998.25	$117,256.39
Alvarez & Marsal	3/1/09 - 3/31/09	Wire	4/30/2009	2,329,552.75	111,507.19	9,962,240.75	522,689.83
Davis Wright Tremaine LLP	9/26/08 - 2/28/09	1251, 1260, Wire	4/16/2009, 4/23/2009, 4/30/2009	132,313.00	17,555.23	532,986.00	19,353.45
FTI Consulting, Inc.	10/15/08 - 2/28/09	Wire	4/23/2009, 4/30/2009	470,502.40	2,580.00	1,587,371.20	19,239.85
Gibson, Dunn & Crutcher LLP	9/26/08 - 1/31/09	1235, 1308	4/23/2009, 4/30/2009	92,312.65	144.71	221,628.25	2,551.40
Grant Thornton	1/1/09 -2/28/09	Wire, 1263, 1291	4/2/2009, 4/23/2009, 4/30/2009	97,229.10	3,044.24	97,229.10	3,044.24
Joele Frank, Wilkinson Brimmer Katcher				-	-	69,485.00	4,094.27
John W. Wolfe, P.S.	1/1/09 -1/31/09	1232	4/9/2009	56,502.80	-	80,211.20	-
Kurtzman Carson Consultants LLC	2/1/09 - 2/28/09	Wire	4/9/2009	130,778.69	-	706,174.03	-
Miller & Chevalier Chartered	12/1/08 -1/31/09	1266, 1298	4/23/2009, 4/30/2009	24,191.00	-	69,317.00	-
McKee Nelson LLP	1/1/09 -2/28/09	Wire, 1265	4/2/2009, 4/30/2009	96,496.35	-	257,811.95	6,623.85
Milliman	2/1/09 - 2/28/09	1206	4/2/2009	2,157.50	-	29,307.49	-
Pepper Hamilton LLP	10/15/08 - 3/31/09	Wire	4/9/2009, 4/23/2009, 4/30/2009	344,730.26	10,493.16	924,878.52	43,631.76
Perkins Coie LLP	12/1/08 -1/31/09	Wire	4/2/2009, 4/23/2009	180,628.40	4,902.26	382,252.60	13,247.16
Richards, Layton & Finger P.A.	1/1/09 -2/28/09	Wire	4/2/2009, 4/23/2009	37,842.40	2,945.47	121,813.20	18,126.14
Shearman & Sterling LLP	2/1/09 - 2/28/09	1254	4/16/2009	41,201.60	3,478.42	410,446.00	16,467.09
Simpson Thacher & Bartlett LLP	12/1/08 - 2/28/09	1269, 1303	4/23/2009, 4/30/2009	61,455.85	773.53	227,906.45	1,746.04
Towers, Perrin, Forster & Crosby, Inc.	3/1/09 - 3/31/09	1306	4/30/2009	819.22	-	80,901.43	-
Weil, Gotshal & Manges LLP	9/26/08 - 1/31/09	Wire	4/9/2009, 4/16/2009, 4/30/2009	4,770,716.20	112,381.04	7,531,948.00	182,876.25

Total				$ 10,059,565.82	$ 291,735.55	$27,062,906.42	$970,947.72

* Interim fee applications for the period 9/26/08 - 1/31/09 and multiple invoices were paid during this period.

Washington Mutual, Inc., et al	Case No. 08- 12229 (MFW)
April 2009 Monthly Operating Report - - UNAUDITED
MOR 2 Statement of Operations for the period 4/1/09 to 4/30/09

	Washington Mutual, Inc.		WMI Investment Corp.
	April 2009	Cumulative to Date	April 2009	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	825,524	6,703,615	3,313	293,652
Securities	289,299	1,689,946	-	2,971,915
Notes receivable - intercompany	46,341	703,434	-	1
Other	-	-	-	-
Total interest income	1,161,164	9,096,996	3,313	3,265,568
Earnings (losses) from subsidiaries and other equity investments	976,210	(218,753,863)	-	(24,550,185)

Gains (losses) from securities / investments	(390,214)	(12,531,171)	-	(112,358,710)
Other income	6,752	1,491,057	-	(0)
Total revenues	1,753,911	(220,696,980)	3,313	(133,643,327)

Operating expenses:
Compensation and benefits	507,787	2,770,757	-	-
Occupancy and equipment	107,055	548,887	-	-
Professional fees	302,539	2,553,108	62	62
Loss / (Income) from BOLI/COLI policies	(278,808)	(4,369,738)	-	-
Management fees / Transition services	-	1,367,780	-	-
Insurance	1,684,475	11,552,359	-	-
Other	190,269	514,726	-	353,057
Total operating expenses	2,513,317	14,937,880	62	353,119

Net profit (loss) before other income and expenses	(759,406)	(235,634,860)	3,251	(133,996,446)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	(55,028,000)	(55,028,000)	-	-

Net profit (loss) before reorganization items	54,268,594	(180,606,860)	3,251	(133,996,446)

Reorganization items:
Professional fees	5,601,351	38,119,054	-	-
US Trustee quarterly fees	13,000	46,000	325	5,525
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	941,216	4,316,964	-	-
Total reorganization items	6,555,567	42,482,018	325	5,525
Net profit (loss) before income taxes	47,713,027	(223,088,878)	2,926	(134,001,971)

Income taxes	50	50	-	-

Net profit (loss)	47,712,977	(223,088,928)	2,926	(134,001,971)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al	Case No. 08- 12229 (MFW)
April 2009 Monthly Operating Report - - UNAUDITED
MOR 3 Balance Sheet as of 4/30/2009 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	4/30/09	9/26/08	4/30/09	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,613,295,307	4,018,083,009	274,024,950	52,974,376
Restricted cash and cash equivalents	97,284,266	145,668,884	-	-
Investment securities	67,354,344	59,688,627	-	266,444,881
Accrued interest receivable	887,785	413,253	50,950	4,084,658
Accounts receivable	-	-	-	-
Income tax receivable	479,979,473	742,680,150	22,187,560	22,187,560
Prepaid expenses	4,428,333	11,311,510	-	-
Cash surrender value of BOLI/COLI	87,485,871	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	2,092,488	23,668,909	40,211,903	65,952,708
Investment in subsidiaries	1,469,966,475	1,895,218,467	-	-
Notes receivable - intercompany	12,093,556	58,001,133	565,844,197	565,844,197
Other assets	78,992,428	23,489,277	-	-
Total assets	6,953,034,249	7,701,133,028	902,319,561	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	3,100,817	-	387	-
Taxes payable	-	-	-	-
Accrued wages and benefits	559,544	-	-	-
Other accrued liabilities	11,484,220	-	325	-
Rent and equipment lease payable	-	-	-	-
Deferred tax liability / (asset)	-	-	-	-
Other Liabilities - Intercompany	-	-	-	-
Other post- petition liabilities	-	-	-	-
Minority interest	3,113,466	3,104,022	-	-
Total post- petition liabilities	18,258,047	3,104,022	712	-

Liabilities subject to compromise (Pre- petition):
Senior debt	4,108,911,139	4,108,911,139	-	-
Subordinated debt	1,613,991,512	1,613,991,512	-	-
Junior subordinated debt	742,476,453	742,476,453
Accrued interest payable	75,907,764	75,907,764	-	-
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,080,833	550,080,833	-	-
Payroll and benefit accruals	407,236,707	407,215,221	-	-
Other accrued liabilities	86,421,167	92,259,015	-	-
Other pre- petition liabilities	223	223	-	-
Total pre- petition liabilities	8,273,601,777	8,278,878,868	-	-

Total liabilities	8,291,859,824	8,281,982,890	712	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(750,494,214)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre- petition	(16,746,337,943)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post- petition	(223,088,928)	-	(134,001,971)	-
Total shareholders' equity	(1,338,825,576)	(580,849,862)	902,318,849	977,488,380

Total liabilities and shareholder's equity	6,953,034,249	7,701,133,028	902,319,561	977,488,380

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•

Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Note 2: Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $97 million includes $41 million of accumulated dividends related to amounts held in escrow pertaining to the American Savings Litigation (see Note 4 below), $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $3 million held as part of a Rabbi Trust.

Note 3: Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment Corp. (“WMI Investment”). This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $178 million.

Marion Insurance Co. Inc. paid WMI a dividend of $53 million and a tax payment of $2 million in April 2009.

Note 4: American Savings Litigation

In April 2009, WMI recorded a receivable of $55 million on account of funds paid by the United States into the registry of the Bankruptcy Court in connection with a partial final judgment entered in that certain action styled as American Savings Bank, F.A., et al. v. United States, Case No. 92-872C, pending in the United States Court of Federal Claims. The Internal Revenue Service and JPMorgan Chase Bank, N.A. have each asserted claims to such proceeds.

In conjunction with the payment of the judgment, and in accordance with that certain escrow agreement, dated December 20, 1996 (as amended, the “Escrow Agreement”), by and among The Bank of New York, as escrow agent, WMI, Keystone Holdings Partners, L.P. and Escrow Partners, L.P., WMI authorized the release of approximately 1.7 million shares of WMI common stock and $20.8 million from the escrow account maintained at The Bank of New York Mellon to the counterparties to the Escrow Agreement.

Since 2003, WMI has recorded dividends paid on the 6 million shares of WMI common stock held in the escrow account as an asset on its balance sheet, currently reported as Restricted Cash. Of the $20.8 million released from the escrow account, WMI recognized $15.3 million to be such dividends, resulting in a reduction of such asset and a reduction to retained earnings.

Note 5: Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Note 6: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected. Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets. The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed. The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.6 - $3.0 billion.

WMI understands that JPMorgan, the purchaser of substantially all of WMB’s assets, may seek to claim all or a portion of the expected tax refunds.

No provision or benefit from income taxes has been recorded as the NOL’s are expected to be sufficient to offset income during the reported period. Income tax expense contains alternative minimum taxes paid in certain states.

Note 7: Liabilities Subject to Compromise (Pre-Petition) – Payroll and benefit accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting. Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis. Neither balance was reported as an intercompany balance. WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

Washington Mutual, Inc. / WMI Investment Corp.	Case No. 08-12229 (MFW)
April 2009 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES
Withholding		29,898.00		60,374.92	(60,816.92)	29,456.00					-
FICA -- Employee		8,596.77		15,413.34	(16,669.94)	7,340.17					-
FICA -- Employer		8,596.77	15,413.34		(16,669.94)	7,340.17					-
Unemployment		983.14	17.02		(983.14)	17.02					-
Income	**					-					-
Other						-					-

Total Federal		48,074.68	15,430.36	75,788.26	(95,139.94)	44,153.36	-	-	-	-	-

State and Local
Withholding	n/a
Sales/Use	***		11.38		(11.38)	-
Unemployment		4,686.42	685.18		(4,686.42)	685.18
Disability		1,059.40	244.05	162.13	(1,059.40)	406.18
Income	**		50.00		(50.00)	-					-
Real Property	n/a					-
Personal Property	n/a					-
Other	****		9,915.28		(1,087.16)	8,828.12

Total State and Local		5,745.82	10,905.89	162.13	(6,894.36)	9,919.48	-	-	-	-	-

Total Taxes		53,820.50	26,336.25	75,950.39	(102,034.30)	54,072.84	-	-	-	-	-

NOTES

**WMI has booked no federal income tax on its post-petition income tax provision, nor has it made any federal payments. WMI has booked $50.00 of state income tax on its post-petition income tax provision for its 2008 Arizona corporate income tax extension payment.

*** During the month of April, WMI reported and remitted Washington and City of Seattle use tax for the first quarter of 2009.WMI does not have any Washington or City of Seattle sales/use tax liability for the month of April.

**** Business License tax returns have not been filed for the City of Seattle. WMI is working with the City of Seattle to determine if a filing requirement exists. If it is determined that a filing requirement does exist, then WMI will file the appropriate returns at that time.

No Washington Excise tax returns related to the post-petition period had been filed prior to April for this same reason. However, in working with the Washington Department of Revenue (DOR) it has been determined that WMI is required to file and pay tax despite its bankrupt status. Therefore, on April 23, 2009, the Washington DOR issued to WMI a Tax Assessment for the tax period October 1, 2008, through December 31, 2008. The total assessed amount is $8,133.00, which is due on May 26, 2009. Furthermore, during the month of April, WMI reported and remitted $1,087.16 of tax to the state for the period January 1, 2009, through March 31, 2009. WMI will be subject to quarterly filing for Washington Excise tax purposes on a go forward basis. WMI has accrued $695.12 for its April Washington Excise tax liability, which will be reported on the second quarter return due in July.

I attest that all tax returns have been filed in accordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 4/01/2009 through 4/30/2009

Property Tax Filings:

No property tax returns were filed during the period 4/01/2009 through 4/30/2009.

Sales/Use Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	Washington	Combined excise tax return - sales and use tax	4/30/2009	4/29/2009
WMI	City of Seattle	Combined excise tax return - sales and use tax	4/30/2009	4/29/2009

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	4/03/2009	4/03/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	4/22/2009	4/22/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	4/29/2009	4/29/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (quarterly)	4/30/2009	4/30/2009
WMI	Washington	Unemployment summary of deposits and filings (quarterly)	4/30/2009	4/30/2009
WMI	Washington	Labor and industries (quarterly)	4/30/2009	4/30/2009

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI & Subs	Arizona	Corporation income tax return extension	4/15/2009	4/14/2009
WMI & Subs	Hawaii	Corporation franchise tax return extension	4/20/2009	4/14/2009
WMI & Subs	City of Portland & Multnomah County	Corporation income/license tax return extension	4/15/2009	4/14/2009
WMI	Florida	Corporation income/franchise and excise tax return extension	4/01/2009	4/01/2009
WMI	Washington	Combined excise tax return - business and occupation tax	4/30/2009	4/29/2009

Case No.08-12229 (MFW)
Washington Mutual, Inc.
MOR-4: Post Petition Accounts Payable Aging by Vendor
As ofApril 30, 2009

Vendor	Current	1 - 30	31 - 60	61- 90	91 and Over	Total

Akin, Gump, Strauss, Hauer & Feld LLP	$ 751,976.05	$-	$-	$-	$-	$ 751,976.05
AT&T	1,758.03	-	-	-	-	1,758.03
Bowne of Los Angeles, Inc.	89,998.60	-	-	-	-	89,998.60
Branch, Richards & Co., P.S.	1,910.00	-	-	-	-	1,910.00
CONSOR Intellectual Asset Management	72,483.50	-	-	-	-	72,483.50
Corporation Service Company	-	61.87	-	-	-	61.87
Davis Wright Tremaine LLP	20,779.44	-	-	-	-	20,779.44
Depository Trust Company	1,472.00	-	-	-	-	1,472.00
FTI Consulting, Inc.	256,377.30	-	-	-	-	256,377.30
Gibson, Dunn & Crutcher LLP	115,949.59	-	-	-	-	115,949.59
Grant Thornton	11,926.40	-	-	-	-	11,926.40
Howard IP Law Group, P.C.	2,480.00	-	-	-	-	2,480.00
Integra Telecom (Guardian)	1,881.21	-	-	-	-	1,881.21
Intralinks	-	(1,300.00)	-	-	-	(1,300.00)
Joele Frank, Wilkinson Brimmer Katcher	8,682.83	-	-	-	-	8,682.83
John W. Wolfe, P.S.	75,669.02	-	-	-	-	75,669.02
JPMorgan Chase Bank	173,189.00	-	-	-	-	173,189.00
Kurtzman Carson Consultants LLC	141,577.68	-	-	-	-	141,577.68
Mayer Brown LLP	15,343.23	-	-	-	-	15,343.23
McKee Nelson LLP	169,075.99	-	-	-	-	169,075.99
Mellon Investor Services, LLC	3,071.00	-	-	-	-	3,071.00
Merrill Communications LLC	502,725.39	-	-	-	-	502,725.39
Miller & Chevalier Chartered	24,511.00	-	-	-	-	24,511.00
Milliman	390.00	-	-	-	-	390.00
Pepper Hamilton LLP	109,569.57	-	-	-	-	109,569.57
Perkins Coie LLP	234,403.28	-	-	-	-	234,403.28
Richards, Layton & Finger P.A.	24,416.12	26,233.80	-	-	-	50,649.92
Robert Half Technology	-	1,170.00	-	-	-	1,170.00
Shearman & Sterling LLP	136,288.58	-	-	-	-	136,288.58
Simpson Thacher & Bartlett LLP	4,960.80	-	-	-	-	4,960.80
Speakeasy	201.25	-	-	-	-	201.25
Thomson Financial LLC	7,978.67	-	-	-	-	7,978.67
U.S. Trustee	20,000.00	-	-	-	-	20,000.00
Update Legal	93,492.00	-	-	-	-	93,492.00
Williams, Robert J.	114.13	-	-	-	-	114.13

Total	$3,074,651.66	$ 26,165.67	$-	$-	$-	$3,100,817.33

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Explanations

1.

On April 24, 2009, WMI closed the sale interests its direct investment in Financial Engines for approximately $2.5 million in cash. There was no assumption of liabilities associated with this transaction.

2.	Pursuant to an order of the Bankruptcy Court dated October 8, 2008, the Debtors were authorized to continue using existing bank accounts and to open new debtor in possession bank accounts.